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                                                                   Exhibit 10.21

              THIRD AGREEMENT OF AMENDMENT OF AMENDED AND RESTATED
                 EQUIPMENT SCHEDULE NO. 1 AND SECOND AMENDMENT
                            TO MASTER LEASE AGREEMENT

      THIS THIRD AGREEMENT OF AMENDMENT OF AMENDED AND RESTATED EQUIPMENT SCHEDULE NO. 1 AND SECOND AMENDMENT TO MASTER LEASE AGREEMENT (this "Amendment") is made as of the ___ day of February, 2005, by and between GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT, ("Lessor") and ANCHOR GLASS CONTAINER CORPORATION ("Lessee").

      Lessor and Lessee have executed that certain Master Lease Agreement dated as of December 26, 2002 (as amended, supplemented or otherwise modified, the "Master Lease") and pursuant thereto, that certain Amended and Restated Equipment Schedule No. 1 dated as of March 26, 2003 (as amended, supplemented or otherwise modified, the "Schedule"; the Schedule, incorporating by reference the Master Lease (the "Lease"), constitutes a separate instrument of lease). Capitalized terms not defined herein shall have the meanings assigned to them in the Lease.

      Lessee has further amended the Revolver pursuant to Amendment No. 5, dated as of February 14, 2005, a copy of which is attached hereto as Exhibit No. 1 (the "Revolver Amendment"), pursuant to which the parties thereto agreed, among other things, to amend Section 9.17 of the Revolver.

      Lessee has requested, and Lessor has agreed, upon the terms and conditions of this Amendment, to amend the Schedule and the Master Lease to reflect the changes to Section 9.17 of the Revolver as set forth in the Revolver Amendment and certain other changes.

      NOW, THEREFORE, in consideration of the covenants and mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Amendments to Master Lease. The Master Lease is hereby amended as follows:

            (a) By inserting the words "as may be amended, supplemented, restated or otherwise modified," before the words "this `Agreement')", in the preamble thereto.

            (b) By adding the following to the end of Section V(b):

            "Lessee will deliver to Lessor, on a weekly basis, a 13-week rolling cash flow forecast, certified by the chief financial officer of Lessee. Lessee will deliver to Lessor, within thirty (30) days after the end of each month (the `Month Then Ended'), a 3-month rolling profit and loss and cash flow forecast, certified by the chief financial officer of Lessee, such forecast to include the next three
            (3) months after the Month Then Ended plus a revised forecast with respect to the Month Then Ended. Notwithstanding the foregoing, Lessee will not be required to deliver the forecasts referenced in the immediately preceding two sentences if, as of the date of determination, Lessee then has excess availability in an amount not less

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            than $20,000,000 with respect to the Revolver and the B Revolver.
            Upon request, Lessee shall provide Lessor access to FTI Consulting or such other consulting firm as may from time to time be retained by Lessee, to discuss the financial and operating condition of Lessee. In addition, Lessee will deliver to Lessor the information, certificates and reports required to be provided by Lessee pursuant to Sections 9.6(a), (c) and (d) of the Revolver as such provisions are in effect on the date of Amendment No. 5 to the Revolver, notwithstanding any other amendment, supplement, restatement or other modification to, or expiration or termination of, the Revolver."

            (c) By deleting clause (a)(11)(A) of Section XII of the Master Lease in its entirety and inserting the following clause (a)(11)(A) in lieu thereof:

            "(11)(A) Lessee shall be in default in the performance of any agreement or condition contained in the Revolver or the B Revolver, including (without limitation) the covenant set forth in Section
            9.17 of the Revolver as such covenant exists on the date of Amendment No. 5 to the Revolver, notwithstanding any other amendment, supplement, restatement or other modification to, or expiration or termination of, the Revolver (the `Incorporated Covenant'). For the sake of clarity, the Incorporated Covenant is the covenant as set forth in Section 5 of the Revolver Amendment."

            (d) By inserting at the end of the definition of "Revolver" in Schedule A to the Master Lease the words "except as expressly provided in the Documents, as such agreement may be amended, supplemented, restated or otherwise modified".

            (e) By adding the following new definition to Schedule A to the Master Lease:

            " `B Revolver' shall mean that certain Loan and Security Agreement dated as of February 14, 2005, among Lessee, Madeleine L.L.C., as Administrative and Collateral Agent, and the financial institutions named therein as lenders, or any security agreements and guaranties delivered in connection therewith as such agreement may be amended, supplemented, restated or otherwise modified."

            (f) By deleting Exhibit No. 1 attached to the Master Lease and substituting therefor Exhibit No. 1 attached hereto, which is incorporated in the Master Lease as fully as if originally set forth therein.

      2. Amendment to Schedule. The Schedule shall be amended by inserting the words "as such agreement may be amended, supplemented, restated or otherwise modified," before the words " `Agreement'; said Agreement", in the preamble thereto.

      3. Waiver of Default. (a) Subject to the terms and conditions contained herein, Lessor hereby waives the Default under Section XII(a)(11)(A) of the Master Lease arising as a

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result of the failure of Lessee to comply with the terms of Section 9.17 of the
Revolver, solely with respect to the period ended December 31, 2004 (the "Existing Default").

            (b) Lessor has not waived, is not by this Amendment waiving, and has no intention of waiving any Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof, whether the same a or similar to the Default referred to in Section 5(a) hereof or otherwise, other than the Existing Default.

            (c) The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Default on any future occasion, whether similar in kind or otherwise, and shall not constitute a waiver, express or implied, of any of the rights and remedies of Lessor arising under the terms of the Master Lease or any other Documents on any future occasion or otherwise.

      4. Other Provisions Unmodified. Except as expressly set forth herein, the terms and conditions of the Lease remain unmodified and in full force and effect.

      5. Amendment and Attorneys' Fees. In addition to all other fees, charges, interest and expenses payable by Lessee to Lessor under the Master Lease or the Schedule, Lessee shall pay to Lessor, contemporaneously with the effectiveness of this Amendment, an amendment fee in the amount of $50,000, which fee shall be fully earned and payable on the effective date hereof; and Lessee shall pay the fees and expenses of Lessor's counsel incurred in connection with the preparation, negotiation and execution of this Amendment.

      6. Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Lessee, Lessee hereby represents and warrants that: (a) Lessee has adequate power and capacity to enter into and perform under the Documents, as amended by this Amendment; (b) no approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents, as amended; (c) the entry into and performance by Lessee of the Documents, as amended will not violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's articles of incorporation, charter or by-laws; or result in any breach of, constitute a default under or result in the creation of any lien charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than the Documents) to which Lessee is a party including, without limitation, the Indenture, the Revolver or the B Revolver; (d) the Revolver Amendment attached hereto is a true and correct copy of such agreement and such agreement is valid and binding on the parties thereto; (e) the B Revolver has been duly authorized, executed and delivered by Lessee, and the transaction contemplated thereunder shall be performed in accordance with its terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein; and all actions and proceedings required by the B Revolver and applicable law or regulations have been taken, and the transaction required thereunder shall have been duly and validly taken and consummated; and (f) after giving effect to the amendments and the waiver set forth herein, no Default or event which, with the giving of notice or the lapse or time, or both, would constitute a Default exists or has occurred that is continuing on the date hereof.

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      7. Effectiveness. The effectiveness of this Amendment is expressly conditioned upon: (a) the veracity of the representations and warranties of
Section 5 hereof; (b) the fulfillment of the terms and conditions of the covenants set forth herein (including, without limitation, the payment of the Amendment Fee referred to in Section 5 hereof); (c) the B Revolver is executed and the transaction contemplated thereunder consummated; and (d) the absence of any Default or event which, with the giving of notice or the lapse of time, or both, would become a Default as of the date set forth above.

      8. ENTIRE AGREEMENT. This Amendment and the Lease constitute the entire agreement of the parties with respect to the subject matter hereof and thereof.

      9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Amendment may be commenced in the United States District Court for the Southern District of New York.

      10. WAIVER OF JURY TRIAL. LESSEE AND LESSOR EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AMENDMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. The scope of this waiver is intended to be all- encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.

      11. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which, when taken together, shall constitute a single agreement.

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      IN WITNESS WHEREOF, the parties have caused this Third Agreement of
Amendment of Amended and Restated Equipment Schedule No. 1 and Second Amendment to Master Lease Agreement to be executed by their duly authorized representatives as of the date first above written.

GENERAL ELECTRIC CAPITAL                     ANCHOR GLASS CONTAINER
CORPORATION, FOR ITSELF AND AS               CORPORATION
AGENT

By: /s/ Jennifer Lane                        By: /s/ Peter T. Reno
    ----------------------------------           -------------------------------
Name: Jennifer Lane                          Name: Peter T. Reno
Title: duly authorized signatory             Title: VP and Interim CFO